SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                 July 25, 2005
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                          DELTA PETROLEUM CORPORATION
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               Exact name of Registrant as Specified in its Charter


         Colorado                  0-16203                84-1060803
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State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


                                  Suite 4300
                                370 17th Street
                             Denver, Colorado, 80202
           ----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code


                                (303) 293-9133
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               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










ITEM 7.01.  REGULATION FD DISCLOSURE.

     Delta Petroleum Corporation ("Delta," "we" or "us") issued a press release in which we provided updated information about our production, drilling and other operating activities. That press release is submitted as
Exhibit 99.1 hereto.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibit is furnished pursuant to Item 7.01, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Delta Petroleum Corporation's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

     (c) EXHIBITS.

                 99.1 - Press Release dated July 25, 2005.








































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                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 DELTA PETROLEUM CORPORATION
                                 (Registrant)


Date:  July 25, 2005             By: /s/ Kevin K. Nanke
                                    ------------------------------------
                                    Kevin K. Nanke, Chief Financial
                                    Officer








































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